UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest events reported)        July 20, 2004
                                                     --------------------------
                                                          (June 30, 2004)
                                                     --------------------------



 Commission   Name of Registrants, State of Incorporation,     I.R.S. Employer
File Number   Address and Telephone Number                    Identification No.
-----------   --------------------------------------------    ------------------

 333-32170    PNM Resources, Inc.                                 85-0468296
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700

  1-6986      Public Service Company of New Mexico                85-0019030
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700



                         ------------------------------

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of June 2004 and 2003 and the six months ended June 2004 and 2003 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                         Month Ended         Six Months Ended
                                           June 30,               June 30,
                                    --------------------- ----------------------
                                       2004       2003       2004        2003
                                    ---------- ---------- ----------  ----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                               663        627      3,608       3,446
     Wholesale
        Long Term Sales                   255        190      1,433       1,116
        Forward Sales                     362        252      1,554       1,518
        Short Term Sales                  509        555      3,243       2,809
                                    ---------- ---------- ----------  ----------

        Total Wholesale Sales           1,126        997      6,230       5,443
                                    ---------- ---------- ----------  ----------

        Total Energy Sales              1,789      1,624      9,838       8,889
                                    ========== ========== ==========  ==========



Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

        HDD                                 0          0      2,302       2,162
                                    ========== ========== ==========  ==========

        CDD                               310        306        443         447
                                    ========== ========== ==========  ==========



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


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PNM RESOURCES, INC. AND
                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                  ---------------------------------------------
                                                  (Registrants)


Date:  July 20, 2004                          /s/ Thomas G. Sategna
                                  ---------------------------------------------
                                                Thomas G. Sategna
                                     Vice President and Corporate Controller
                                  (Officer duly authorized to sign this report)


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